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                          WILLOWCREEK MEDICAL BUILDING
                                 LEASE AGREEMENT

                                    Suite 300

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                       Tenant Name: NETWORK COMPUTER INC.

                                Date: APRIL 1, 1999



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                                TABLE OF CONTENTS
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
I.      PREMISES

II.     TERM COMMENCEMENT
        2.1    Term of Lease
        2.2    Commencement of Term

III.    MONTHLY RENT
        3.1    Base Monthly Rent

IV.     SECURITY DEPOSIT

V.      LATE CHARGES

VI.     INSURANCE
        6.1    Tenant's Insurance Coverage
        6.2    Insurance Policies
        6.3    Payment of Increased Premiums

VII.    UTILITIES AND JANITORIAL SERVICE
        7.1    Utilities and Services
        7.2    Electricity and Natural Gas Use
        7.3    Meters
        7.4    Interruption of Service
        7.5    Additional Power

VIII.   USE OF PREMISES
        8.1    Use
        8.2    Suitability
        8.3    Prohibited Use

IX.     FIXTURES AND ALTERATIONS
        9.1    Alterations
        9.2    Signs, Posters, Window Coverings on Premises
        9.3    Conditions and Limitations
        9.4    Contractors and Materialmen
        9.5    Additional HVAC

X.      MAINTENANCE AND REPAIRS
        10.1   Landlord's Obligations
        10.2   Tenant's Obligations

XI.     DAMAGE OR DESTRUCTION
        11.1   Partial Damage - Insured
        11.2   Partial Damage - Uninsured

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        11.3   Total Destruction
        11.4   Landlord's Obligations
        11.5   Tenant's Claims Against Landlord

XIII.   CONDEMNATION

XIII.   ASSIGNMENT AND SUBLETTING
        13.1   Landlord's Consent Required
        13.2   Reasonable Consent
        13.3   No Release of Tenant
        13.4   Increased Expenses
        13.5   Assignment and Subletting

XIV.    SUBORDINATION, QUIET ENJOYMENT AND ATTORNMENT
        14.1   Subordination
        14.2   Subordination Agreement
        14.3   Quiet Enjoyment
        14.4   Attornment

XV.     DEFAULT AND REMEDIES
        15.1   Default
        15.2   Nonexclusive Remedies
        15.3   Additional Remedies, Costs and Expenses
        15.4   Default by Landlord

XVI.    ENTRY BY LANDLORD

XVII.   INDEMNITY
        17.1   Indemnity
        17.2   Attorney's Fees and Costs

XVIII.  ESTOPPEL CERTIFICATES
        18.1   Requirements
        18.2   Failure to Deliver

XIX.    PARKING

XX.     MISCELLANEOUS
        20.1   Transfer of Landlord's Interest
        20.2   Captions
        20.3   Entire Agreement
        20.4   Severability
        20.5   Cost of Suit
        20.6   Times and Remedies
        20.7   Binding Effect, Successors and Choice of Law
        20.8   Waiver

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        20.9   Surrender of Premises
        20.10  Holding Over
        20.11  Signs
        20.12  Rules and Regulations
        20.13  Notice
        20.14  No Partnership
        20.15  Force Majeure
        20.16  Tenant Authorization
        20.17  Special Provisions

        EXHIBIT A: DESCRIPTION OF PREMISES

        EXHIBIT B: DESCRIPTION OF BUILDING

        RULES AND REGULATIONS

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                                 LEASE AGREEMENT

       THIS LEASE (the "Lease") is made and entered into this ____day of _________ 1999, by and between ROBERT D. KAUFMAN & DALE E. KAUFMAN, as individuals, (hereinafter referred to as "Landlord") and NETWORK COMPUTER INC. (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

       In consideration of the rents, covenants and agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

                              ARTICLE I: PREMISES:

       Landlord hereby leases and demises to Tenant and Tenant hereby leases from Landlord those certain premises described on Exhibit "A", attached hereto and incorporated herein by reference (hereinafter referred to as the "Premises") and located in that certain office building complex (hereinafter referred to as the "Building") situated in Salt Lake City, Salt Lake County, Utah, commonly known as Willowcreek Medical Building on the property more particularly described on Exhibit "B," attached hereto and incorporated herein by reference (hereinafter referred to as the "Land").

                          ARTICLE II: TERM COMMENCEMENT

       2.1 TERM OF LEASE. The term of this Lease shall be for a period of THREE (3) years commencing on the Commencement Date (as hereinafter defined in Section 2.2) and ending at midnight on the day THREE years following the commencement date, unless otherwise earlier terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law.

       2.2 COMMENCEMENT OF TERM. The commencement date shall be the later of

                  (a)    substantial completion of the improvements, or

                  (b)    APRIL 1, 1999

                            ARTICLE III: MONTHLY RENT

       3.1 BASE MONTHLY RENT. Tenant shall pay Landlord as rent for the Premises in advance on the first day of each calendar month for the TERM of the lease term without deduction, offset, prior notice or demand, the sum of FIVE THOUSAND FOUR HUNDRED SIXTY-

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EIGHT AND 69/100 DOLLARS ($5,468.69) per month. If the Commencement Date is not on the first day of the month, or if this Lease terminates on a day other than the last day of the month, then the Base Monthly Rent, shall be prorated at the then current rate for the fractional month or months, if any, during which this Lease commences or terminates (hereinafter referred to as the "Base Monthly Rent.")

                          ARTICLE IV: SECURITY DEPOSIT

       Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of ______________ ($5,468.69) (hereinafter referred to as the "Security Deposit.") The Security Deposit shall be held by Landlord for the faithful performance by Tenant of the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Base Monthly Rent, expenses and charges payable under the provisions of this Lease, Landlord may, but shall not be obligated to use, apply or retain all or a part of the Security Deposit for the payment of any amount which Landlord may spend reasonably by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after written demand, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount; and Tenant's failure to do so shall constitute a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by Tenant, the Security Deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last permitted assignee of Tenant's interest under this Lease at the expiration of the term of this Lease and after Tenant or Tenant's permitted assignee has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest, whereupon Tenant shall release Landlord from liability for the return of the Security Deposit or any accounting therefor.

                             ARTICLE V: LATE CHARGES

       If Tenant fails to pay any Base Monthly Rent (as may be adjusted in accordance with Article III of this Lease or if Tenant fails to pay any additional amounts or charges of any character which are payable under this Lease, such unpaid amounts shall bear interest from the date such payment is due to the date of payment at the rate of eighteen percent (18%) per annum. In addition, Landlord, at Landlord's election, may assess and collect a late fee charge equal to five percent (5%) of each payment of Base Monthly Rent (as may be adjusted in accordance with Section 3.2) not received within ten
(10) days from the date such payment is due.

                              ARTICLE VI: INSURANCE

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       6.1 TENANT'S INSURANCE COVERAGE. Tenant shall, at all times during the term of this lease, and at Tenant's own cost and expense, procure and continue in force bodily injury and property damage liability insurance with a single limit of not less than One Million Dollars ($1,000,000.00) per occurrence insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, use or occupancy thereof, and for the protection of the Tenant to maintain in force Fire Legal
Liability insurance in the amount of no less than Three Hundred Thousand Dollars ($300,000.00) All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity provision contained in Article XVII of this Lease as to liability for injury to or death of persons, and injury or damage to property. Tenant shall also maintain glass insurance to provide replacement for any glass broken within the Premises.

       6.2 INSURANCE POLICIES. The insurance policies shall name Landlord as an additional insured and shall be with companies having a rate of not less than "A" company rating and a Financial Rating of Class VI in "Best's Insurance Reports." Tenant shall furnish from the insurance companies or cause the insurance companies to furnish to Landlord certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior to written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of any coverage which Landlord may carry. Tenant shall at least twenty (20) days prior to the expiration of such policies furnish Landlord with renewals or binders. If Tenant does not procure and maintain such insurance, Landlord may, but is not obligated to, procure such insurance on Tenant's behalf and all sums paid by Landlord shall bear interest at the annual rate of eighteen percent (18%) until paid and shall be immediately due and payable.

       6.3 PAYMENT OF INCREASED PREMIUMS. Tenant shall pay to Landlord upon demand the amount of any increase in premiums for insurance against loss by fire or other casualty that may be charged during the term of this Lease on the amount of the insurance to be carried by Landlord on the Premises or the Building resulting from Tenant doing any act in or about the Premises which increases the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant.

                  ARTICLE VII: UTILITIES AND JANITORIAL SERVICE

       7.1 UTILITIES AND SERVICES.

              (a) Landlord shall furnish to the Premises during reasonable hours of generally recognized business days, as determined in Landlord's reasonable discretion, from 7:00 a.m. until 6:00 p.m., Mondays through Fridays and from 8:00 a.m. until 12:00 noon on Saturdays, water, electricity and natural gas suitable for the intended use of the Premises; heat and air conditioning; window washing services and elevator services to the extent required, in Landlord's reasonable discretion for the comfortable use and occupancy of the Premises.

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Landlord shall maintain, repair, clean, and keep lighted the common stairs, entries, restrooms and other areas used in common by the tenants of the Building. At the request of Tenant, Landlord shall provide the Premises with after hours HVAC and utilities. Tenant shall be liable to Landlord for Landlord's actual costs of supplying such services.

              (b) Tenant shall be responsible for janitorial services within the confines of the demised Premises.

       7.2 ELECTRICITY AND NATURAL GAS USE. Tenant shall reimburse Landlord its proportionate share of all electricity and natural gas used on the premises. The percentage of participation is determined by the square footage of the premises as compared to the total area of the Building. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation electronic data processing machines, punch card machines, vending, printing, and other types of machines using current in excess of 110 volts, which will in any way increase the amount of electricity usually furnished or supplied for use of the Premises as a general business office space; nor connect any apparatus or device with electrical current except through existing electrical outlets in the Premises.

       7.3 METERS. If Tenant shall require water or electrical current in excess of that usually furnished or supplied for use of the Premises as GENERAL OFFICE, SOFTWARE DEVELOPMENT AND OTHER LEGAL RELATED USES space, Tenant shall first procure the consent of Landlord for the use thereof, which consent Landlord shall not unreasonably delay or withhold. If Landlord consents, Landlord may calculate the cost of such service or may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electrical current consumed for any such other use. The cost of such meters and of installation, maintenance, and repair thereof shall be paid by Tenant, and Tenant shall pay Landlord promptly upon demand by Landlord for all such water and electrical current consumed as calculated by Landlord or as shown by the meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

       7.4 INTERRUPTION OF SERVICE. Landlord, except for acts of gross negligence or willful negligence, shall not be liable in the event of any interruption in the supply of utilities or services to Tenant, to the Premises, or to the Building.

       7.5 ADDITIONAL POWER. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the option and Landlord hereby consents to Tenant's installation of additional electrical capacity to and within the Premises at Tenant's sole cost and expense. If Tenant so improves the current electrical systems, Tenant shall also cause to be installed at its sole cost and expense an electrical submeter or other device in order to accurately have measured Tenant's electricity consumption. If Tenant does not contract directly with the appropriate utility, which Tenant may do at its sole option, then Landlord shall bill Tenant

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for the actual electricity used, at the rates charged by the local utility, plus any reasonable additional expense incurred in keeping account of the electricity so used by Tenant.

                          ARTICLE VIII: USE OF PREMISES

       8.1 USE. The Premises shall be used and occupied by Tenant as a GENERAL OFFICE, SOFTWARE DEVELOPMENT AND OTHER LEGAL RELATED USES and for no other purpose without the prior written consent of Landlord. Tenant shall have access to the Building and the Premises 24 hours per day, 7 days per week.

       8.2 SUITABILITY. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building are at the date of possession in satisfactory condition. Landlord shall not be responsible for any latent defects or deficiencies in the construction of the Premises or the Building or any improvements or fixtures therein, unless Tenant shall, within one (1) year from the Commencement Date, provide Landlord with written notice which specifies in reasonable detail the nature and character of the defect or deficiency. Landlord shall, within ninety (90) days from the date of notice from Tenant, compete reasonable repairs and changes to eliminate such defects and deficiencies; provided, however, that if such repairs cannot be completed within ninety (90) days in the opinion of a registered architect or engineer appointed by Landlord, Landlord, at Landlord's election, may give notice to Tenant terminating this Lease as of the date specified in the notice, which date shall not be less than thirty (30) days after giving notice. This Lease shall continue in full force and effect during any period of repair; provided, however, that the rent shall be reduced by a proportionate reduction based upon the extent, if any, to which the defects or deficiencies interfere with the use and occupancy of Tenant. Notwithstanding anything to the contrary in this Lease:
              (a) Landlord at its sole cost and expense shall recarpet and repaint the Premises to landlord's building standard quality and design. Landlord shall also replace damaged ceiling tiles, replace lights as needed and clean light lens covers and replace damaged lens.
              (b) To the best of Landlord's knowledge at the commencement of the Lease term the Premises comply with all regulations, local, state and federal laws, ordinances and codes, and the electrical, plumbing, HVAC, and roof system are in good working condition.

In the event of any breach of any of the foregoing warranties, Landlord shall promptly rectify the same at its sole cost and expense and shall indemnify, defend, and hold Tenant harmless from and against any damages, liability, suits, losses, claims, actions, costs or expense (including attorneys' and consultants' fees and costs) suffered by Tenant in connection with any such breach.

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       8.3 PROHIBITED USES.

              (a) Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the existing premium rate or affect any fire or other insurance upon the Building or any of the Building's contents, unless Tenant shall pay any increased premium as a result of such use or acts, or cause a cancellation of any insurance policy covering the Building or any part of the Building or any of the Building's contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance.

              (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

              (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted, promulgated or created. Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the use or occupancy of the Premises, excluding structural changes not relating to or affecting the use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance is not related specifically to Tenant's use and occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake, or should require the removal of asbestos from the Premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition to Tenant's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Landlord.

                    ARTICLE IX: FIXTURES AND ALTERATIONS

       9.1 ALTERATIONS. Tenant shall not make any physical alterations in the Premises or any of the fixtures located therein or install or cause to be installed any trade fixtures, exterior signs, floor coverings, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the Premises or Building without first obtaining the written consent of

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Landlord, which consent shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for the installation of any improvements or fixtures at the time approval is sought from Landlord. Any physical change and all rearrangements which are made by Tenant with the approval of Landlord shall be made at Tenant's expense. Such alternations, decorations, additions and improvements shall not be removed from the Premises during the term of this Lease without the prior written consent of Landlord. Upon expiration of this Lease all such alterations, decorations, additions and improvements shall at once become the Property of landlord, without payment to Tenant. Notwithstanding the provisions of Paragraph 9.1:
       (a) Tenant shall be entitled to make alterations, additions, improvements and utility installations in or to the Premises, without the prior consent of Landlord, so long as each of the same (i) that the total cost of any single alterations, additions, improvements and utility installations do not exceed the sum of $2,500 in cost, (ii) do not affect any structural or exterior portions of the Building or adversely affect the Building electrical, plumbing or HVAC systems, and (iii) Tenant will not permit mechanics' liens to be filed against the Building or Premises, and if a lien is filed then the Tenant will remove lien or post a bond for at lease 2-times the amount of the lien within ten (10) days from written notice of Landlord.
       (b) Tenant shall not be required to remove any alterations, additions, improvements or Utility Installations for which Tenant has obtained Landlord's consent, unless Landlord has indicated at the time of granting such consent, that such removal will be required at the end of the Lease term.
       (C) At the expiration, or at any time during the term of this Lease, Tenant shall be entitled to remove, in addition to its furniture, trade fixtures, and other personal property, any fixtures, alterations additions and improvements including but not limited to any Tenant installed HVAC systems, provided that Tenant repairs any damage caused by such removal.

       9.2 SIGNS, POSTERS, WINDOW COVERINGS ON PREMISES. Tenant shall not affix any signs, posters, window coverings, or other materials to the inside surface of the exterior windows of the premises, or to any glass partitions, if any, separating the Premises from the Common Areas of the building without first obtaining the written consent of Landlord.

       9.3 CONDITIONS AND LIMITATIONS. Landlord may impose as a condition to granting any consent required by Section 9.1, such reasonable requirements, restrictions and limitations as Landlord may deem necessary in Landlord's reasonable discretion, and as agreed upon in Section 9.1, including without limitation, the manner in which the work is done, the contractors by whom it is performed, and the time during which the work is accomplished.

       9.4 CONTRACTORS AND MATERIALMEN. If any fixtures, alterations or improvements are allowed by Landlord, Tenant shall promptly pay all contracts and materialmen, so as to eliminate the possibility of a lien attaching to the Building or the Land, and should any such lien be made or filed, for any reason, Tenant shall discharge the same within ten (10) days after written request by Landlord or, with the written consent of the Landlord, Tenant may obtain a bond, in an amount satisfactory to Landlord, insuring the discharge of any mechanic's lien or liens for labor or materials arising out of work by Tenant upon the Premises, and further indemnifying and holding Landlord harmless from any actions, proceedings, claims, demands, losses, outlays, damage or expenses, including legal fees, which may in any way arise out of or be caused by the lien or liens. Landlord shall have the right, but not the obligation, to pay


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and discharge any such lien that attaches to the Premises or the Land, and
Tenant shall reimburse Landlord for any such sums paid, together with interest at the rate of eighteen percent (18%) [per annum] within ten (10) days after written demand by Landlord.

        9.5 ADDITIONAL HVAC. Subject to Sections 9.3 and 9.4, Landlord hereby consents to Tenant's installation at Tenant's sole cost and expense of additional HVAC systems to service the Premises.

                 ARTICLE X: MAINTENANCE AND REPAIRS

        10.1 LANDLORD'S OBLIGATIONS. Landlord shall maintain in good order, condition and repair the Building, the Common Areas, the Land and all portions of the Premises which are not the obligation of Tenant or any other tenant in the Building, including, but not limited to, the roof, bearing walls or supports, exterior surfaces and foundation of the Building, window frames, gutters and downspouts, heating, refrigeration, air conditioning, central electrical, plumbing and sewage systems, elevators, landscaping, real estate taxes, fire and liability insurance and common area janitorial services.

        10.2 TENANT'S OBLIGATIONS. Tenant's obligations shall include, but are not limited to, the following:

              (a) In addition to all other payments by Tenant to Landlord required by this Lease, Tenant shall pay to Landlord, for each year or portion thereof after the "Base Year" during the term of this Lease, Tenant's Proportionate Share of annual Common Area, Building and Land Expenses, described in item 10.1, over the amount incurred in the "Base Year." As used herein, the "Base Year" shall mean the calendar commencing January 1 and ending December 31 of the year in which the Commencement Date occurs and the "Base Year Expense" shall mean the total amount of Common Area, Building and Land Expenses incurred in such Base Year. Notwithstanding anything to the contrary contained in this Lease, the following shall not be included within Common Area, Building and Land Expenses:

              Leasing commissions, attorneys' fees, costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or other occupants of the Building.

              The cost of any service sold to any tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant.

              Any depreciation on the Building or Property.

              Costs of a capital nature, including but not limited to capital improvements and alterations, capital repairs, capital equipment, and capital tools as determined in accordance with generally accepted accounting principles.


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             Expenses in connection with services or other benefits of a type that are not provided to Tenant but which are provided another tenant or occupant of the Building or Property.

              Costs incurred due to Landlord's violation of any terms or conditions of this Lease or any other lease relating to the Building or Property.

              Overhead profit increments paid to Landlord's subsidiaries or affiliates for management or other services on or to the building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials exceeds been provided by unaffiliated parties on a competitive basis.

              All interest, loan fees, and other carrying costs related to any mortgage or deed of trust or related to any capital item, and all rental and other payable due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment which is not affixed to the Building.)

              Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord.

              Advertising and promotional expenditures.

              Costs of repairs and other work occasioned by fire, windstorm, or other casualty of an insurable nature.

              Any costs, fines, or penalties incurred due to violations by Landlord of any governmental rule or authority, this Lease or any other lease in the Property, or due to Landlord's negligence or willful misconduct.

              Management costs to the extent they exceed management costs charged for similar facilities in the area and in any event, to the extent they exceed 5% of all other Common Area, Building and Land Expenses.

              Costs for sculpture, paintings, or other objects of art (nor insurance thereon or extraordinary security in connection therewith).

              Wages, salaries, or other compensation paid to any executive employees above the grade of building manager.

              The cost of correcting any building code or other violations which were violations prior to the Commencement Date.

              The cost of containing, removing, or otherwise remediating any contamination of the Property (including the underlying land and ground water) by any toxic or hazardous materials (including, without limitations, asbestos and "PCB's") where such contamination was not caused by Tenant.

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              Any other expense that under generally accepted accounting principles and practice consistently applied would not be considered a normal maintenance or operating expense.

              (b) Tenant, at Tenant's sole cost and expense, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, along with all doors, windows, fixtures, furnishings and equipment including electrical and plumbing. Tenant shall also replace all light bulbs and florescent tubes as necessary and shall be responsible for janitorial service within the leased premises.

              (c) The cost of any maintenance and repair, janitorial or other services which become necessary as a result of any wrongful or negligent act or omission of Tenant or Tenant's employees, invitees or licensees shall be borne by Tenant.

              (d) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage due to acts of God; strikes, lockouts, or other industrial disturbances; acts of public enemy, blockades, wars, insurrections, or riots; epidemics; landslides, earthquakes, fires, storms, floods, or washouts; arrests, title disputes, or other litigation; governmental restraints, either federal or state, civil or military; civil disturbances; explosions; inability to obtain necessary materials, supplies, labor, or permits due to existing or future rules, regulations, orders, laws, or proclamations, either federal or state, civil or military; and other causes beyond the control of such party or condemnation excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant.

              (e) Tenant shall repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, machinery, equipment, or furniture, including, without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's cost and expense. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

              (f) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such maintenance. Any amount so expended by Landlord shall be paid by Tenant together with interest thereon at the rate of eighteen percent (18%) per annum from the date of such repairs or maintenance upon written demand from Landlord. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such maintenance.

                 ARTICLE XI: DAMAGE OR DESTRUCTION

       11.1 PARTIAL DAMAGE - INSURED. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore the Building, provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within ninety (90) days after the commencement of the restoration in the opinion of a registered architect or engineer appointed by Landlord. In such event, this Lease shall continue in full force and effect, except that Tenant shall be entitled to a proportionate reduction of rent while such restoration takes place. Such proportionate reduction of rent shall be based upon the extent to which the damaged portion of the Premises or the restoration efforts interfere with Tenant's business in the Premises.

       11.2 PARTIAL DAMAGE - UNINSURED. In the event the Premises or the Building are damaged by a risk not covered by the Landlord's fire and extended coverage insurance or if the proceeds of the available insurance are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within ninety (90) days after the commencement of the restoration, in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to (1) repair or restore such damage, and if Landlord so elects to repair, this Lease shall continue in full force and effect, but the rent shall be proportionately abated as provided in Section 11.1 of this Lease, or (2) terminate this lease by giving written notice to Tenant, at any time within thirty (30) days after such damage. In the event Landlord give Tenant the notice of termination required by this Section 11.2, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date specified in the notice, and the rent, reduced by a proportionate reduction based upon the extent, if any, to which such damage interfered with the use and occupancy of Tenant, shall be paid to the date of termination. Landlord shall refund to Tenant any rent paid in advance for any period of time subsequent to the date of termination. Notwithstanding anything to the contrary contained herein, if Tenant's use of the Premises is substantially impaired for a period of more than 90 days after the date of casualty, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time thereafter until Tenant's use of the Premises is substantially restored.

       11.3 TOTAL DESTRUCTION. In the event the Premises are totally destroyed or the Premises cannot be restored as required in this Lease, or as required under applicable laws, notwithstanding the availability of insurance proceeds, this Lease shall terminate as of the date of damage.

       11.4 LANDLORD'S OBLIGATIONS. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railing, floor covering, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direction or indirect expense of Tenant.

       11.5 TENANT'S CLAIMS AGAINST LANDLORD. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction repair or restoration unless such damage is caused by the intentional act or negligence of Landlord or Landlord's designated agents or employees.

                    ARTICLE XII: CONDEMNATION

       If all or any part of the Premises is taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, Landlord and Tenant shall each have the right within thirty (30) days of receipt of notice of taking, to terminate this Lease as of the date possession is taken by the condemning authority; provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at Landlord's option to terminate this Lease. No award for any entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the award of any portion thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property belonging to Tenant, and for the interruption of or damage to Tenant's business. In the event of a partial taking which does not result in a termination of this Lease, the Base Monthly Rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises; and any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant, and Landlord shall not be entitled to any portion thereof.

                ARTICLE XIII: ASSIGNMENT AND SUBLETTING

       13.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein either voluntarily or involuntarily by operation of law or otherwise, and Tenant shall not sublet the Premises or any part thereof, without the prior written consent of Landlord, and any attempt to do so shall be wholly void and shall, at Landlord's election constitute a default under this Lease.

        13.2 REASONABLE CONSENT. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold Landlord's consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (a) the name and legal composition of the proposed subtenant or assignee; (b) the nature of the business proposed to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; and (d) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

       13.3. NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person or legal entity shall not be deemed to be a waiver by assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

       13.4 INCREASED EXPENSES. Tenant shall pay Landlord the amounts of any increase in costs or expenses incident to the occupancy of the Premises by such assignee or subtenant, including but not limited to, any increase in Landlord's insurance premiums and reasonable attorney's fees incurred in connection with giving such consent.

       13.5 ASSIGNMENT AND SUBLETTING. Tenant may not assign this Lease or sublet the Premises, or any portion thereof, without Landlord's prior written consent, except to any entity which controls, is controlled by, or is under common control with Tenant; to any entity which results from a merger of, reorganization of, or consolidation with Tenant; to any entity engaged in a joint venture with Tenant; or to any entity which acquires substantially all of the stock or assets of Tenant, as a going concern, with respect to the business that is being conducted in the Premises (hereinafter each a "Permitted Transfer"). In addition, a sale or transfer of the capital stock of Tenant shall be deemed a Permitted Transfer if (1) such sale or transfer occurs in connection with any BONA FIDE financing or capitalization for the benefit of Tenant, or (2) Tenant is or becomes a publicly traded corporation. Landlord shall have no right to terminate the Lease in connection with, and shall have no right to any sums or other economic consideration resulting from any Permitted Transfer. Anything to the contrary notwithstanding Tenant shall remain jointly or severly liable for the Lease.

       ARTICLE XIV: SUBORDINATION, QUIET ENJOYMENT AND ATTORNMENT

       14.1 SUBORDINATION. Subject to Tenant's receipt of a reasonably satisfactory non-disturbance agreement the approval of which shall not be unreasonably withheld or delayed, this Lease at Landlord's option shall be subject and subordinate to the lien of any mortgages or deed of trust in any amount or amounts whatsoever now or hereafter placed on or against the Land, the Building, on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordinations.

       14.2 SUBORDINATION AGREEMENT. Subject to Tenant's receipt of a reasonably satisfactory non-disturbance agreement the approval of which shall not be unreasonably withheld or delayed, Tenant shall execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest (which power shall not be affected by the disability of Tenant) to execute and deliver any such agreements, instruments, releases or other documents.

       14.3 QUIET ENJOYMENT. Upon paying rent and other sums or amounts due under the Lease, and performing Tenant's covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease, subject, however, to the terms, covenants and conditions of this Lease and of any mortgage or deed of trust described in Section 14.1.

        14.4 ATTORNMENT. In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises or the Building, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of this Lease.

                  ARTICLE XV: DEFAULT AND REMEDIES

       15.1 DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

              (a) Any failure by Tenant to pay the Base Monthly Rent, Base Monthly Rent Adjustments or any other monetary sums required to be paid under this Lease, where such failure continues for five (5) business days after written notice thereof by Landlord to Tenant:

              (b) The abandonment of the Premises by Tenant;

              (c) A failure by Tenant to observe and perform any other terms, covenants or condition of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default cannot reasonably be cured within the twenty (20) days period, Tenant shall not be deemed to be in default if Tenant shall within the twenty (20) day period commence action to cure the default and thereafter diligently prosecutes the same to completion;

              (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant or a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

       15.2 NONEXCLUSIVE REMEDIES. In the event of any such material default by Tenant, Landlord shall have the right to continue this Lease in full force and effect and to collect all Base Monthly Rent, Base Monthly Rent Adjustments, and other fees to be paid by Tenant under this Lease as and when due. During any period that Tenant is in default, Landlord shall have the right, pursuant to legal proceedings or pursuant to any notice provided for by law, to enter and take possession of the Premises, without terminating this Lease, for the purpose of reletting the Premises or any part thereof and making any alterations and repairs that may be necessary or desirable in connection with such reletting. Any such reletting or relettings may be for such term or terms (including periods that exceed the balance of the term of this Lease), and upon such other terms, covenants and conditions as Landlord may in Landlord's sole discretion deem advisable. Upon each and any such reletting , the rent or rents received by Landlord from such reletting shall be applied as follows: (1) to the payment of any indebtedness (other than rent) due hereunder from Tenant to Landlord; (2) to the payment of costs and expenses of such reletting, including brokerage fees, attorney's fees, court costs, and costs of any alterations or repairs; (3) to the payment of Base Monthly Rent, Base Monthly

Rent Adjustments and other amounts due and unpaid hereunder; and (4) the residue, if any, shall be held by Landlord and applied in payment of future Base Monthly Rent, Base Monthly Rent Adjustments and other amounts as they become due and payable hereunder. If the rent or rents received during any month and applied as provided above shall be insufficient to cover all such amounts including the Base Monthly Rent, Base Monthly Rent Adjustments and other amounts to be paid by Tenant pursuant to this Lease for such month, Tenant shall pay to Landlord any deficiency; such deficiencies shall be calculated and paid monthly. No entry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease, unless Landlord gives written notice of such election to Tenant or unless such termination shall be decreed by a court of competent jurisdiction. Notwithstanding any reletting by Landlord without termination, Landlord may at any time thereafter terminate this Lease for such previous default by giving written notice thereof to Tenant.

              (b) Terminate Tenant's right to possession by notice to Tenant, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation the following: (1) all unpaid rent which has been earned at the time of such termination (together with interest thereon at the rate of eighteen (18%) per annum to the time of award) plus (2) the amount by which the unpaid rent which would have been earned after termination until the time of award (together with interest thereon at the rate of eighteen percent (18%) per annum) exceeds the amount of such rental loss that is proved could have been reasonably avoided; and (3) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease as may be permitted form time to time. Upon any such re-entry, Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises which Landlord in Landlord's reasonable discretion deems reasonable and necessary.

       15.3 ADDITIONAL REMEDIES, COSTS AND EXPENSES. In addition to the nonexclusive remedies provided in Section 15.2 above, Landlord shall have all remedies now or hereafter provided by law for enforcing the provisions of this Lease and Landlord's rights hereunder. In the event of any default under this Lease, Landlord shall be entitled to recover from Tenant all costs and expenses, including reasonable attorney's fees and court costs, incurred by Landlord (with or without suit and before or after judgment) in obtaining possession of the Premises, in collecting any Base Monthly Rent and any adjustments thereto or other amounts due under the terms of this Lease and in enforcing the provisions of this Lease or any right of Landlord under this Lease.

       15.4 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord, specifying the nature of Landlord's default; provided, however, that if the nature of the Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within the thirty
(30) day period and thereafter proceeds with reasonable diligence and in good faith to complete the required performance.

                  ARTICLE XVI: ENTRY BY LANDLORD

       Landlord shall, during the term of this Lease, have the right to enter the Premises to inspect the same at reasonable time and upon reasonable notice to Tenant (taking into consideration the nature of Tenant's business), to submit the Premises to prospective purchasers or tenant (but only after Tenant's normal business hours) and to alter, improve or repair the Premises and any portion of the Building without abatement of rent. Landlord may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided however, that the entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by such means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, a detainer of the Premises, or any eviction of Tenant from the Premises or any portion thereof. Notwithstanding the provisions of
Article XVI, Landlord shall provide Tenant with at least 48 hours' prior actual notice before entering the Premises. In the event of an emergency, the determination of which shall require Landlord to be reasonable, Landlord shall use its best efforts to provide Tenant with notice reasonable in such situation.


                      ARTICLE XVII: INDEMNITY

       17.1 INDEMNITY. Tenant shall indemnify and hold Landlord harmless from any and all claims of liability for any injury or damage to any person or property whatsoever (a) occurring in, on or about the Premises or any part thereof; and (b) occurring in, on or about any common area, including, but not limited to, all elevators, stairways, passageways, hallways and parking areas, and the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the negligence or willful misconduct of Tenant, Tenant's agents, contractors, employees, licensees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, employees, licensees or invitees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant shall not, however, be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and Landlord's designated agents or employees, or a breach of this Lease by Landlord.

       17.2 ATTORNEY'S FEES AND COSTS. The obligation to indemnify shall include reasonable legal and investigation costs and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or may be made.

               ARTICLE XVIII: ESTOPPEL CERTIFICATES

       18.1 REQUIREMENTS. Tenant shall, within ten (10) days from receipt or prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges have been paid, and if to Tenant's knowledge, there are any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or the Building.

       18.2 FAILURE TO DELIVER. If Tenant fails to deliver such statement within the time period referred to in Section 18.1, it shall be deemed conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are no uncured defaults in Landlord's performance, and (c) that not more than one month's rent has been paid in advance.

                              ARTICLE XIX: PARKING

       Tenant shall have the right to use free of charge and in common with other tenants or occupants of the Building its pro-rata share of the parking facilities of the Building, if any, subject to the rules and regulations of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term thereof.

                            ARTICLE XX: MISCELLANEOUS

       20.1 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or the Building other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing after such sale or conveyance on the part of Landlord, provided that any funds in the possession of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord.

       20.2 CAPTIONS. The captions of the Articles and Section of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any Section of this Lease.

       20.3 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant relative to the Premises, and this Lease may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. All prior or contemporaneous oral agreements between and among the Landlord and Tenant and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease. This Lease is the product of negotiations between the parties.

       20.4 SEVERABILITY. If any term or provision of this lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable and to the fullest extent permitted by law.

       20.5 COST OF SUIT.

              (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees and costs whether or not such action is prosecuted to judgment.

              (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license or Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such person, Tenant shall save and hold Landlord harmless from any judgment rendered against Landlord, the Land or the Building or any apart thereof, and all costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in or in connection with such litigation.

       20.6 TIMES AND REMEDIES. Time is of the essence of this Lease and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

       20.7 BINDING EFFECT, SUCCESSORS AND CHOICE OF LAW. Subject to any provisions restricting assignment or subletting by Tenant, all of the terms hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Utah.

       20.8 WAIVER. No term, covenant or condition of this Lease shall be deemed waived, except by written consent of the party against whom the wavier is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any term, covenant or condition unless otherwise expressly agreed to by Landlord in writing. Acceptance by Tenant of any performance by Landlord after the time the same shall have become due, shall not constitute a waiver by Tenant of the breach by default of any term, covenant or condition unless otherwise expressly agreed to by Tenant in writing.

       20.9 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease shall, at Landlord's election, terminate all or any existing subleases or subtenancies, or may, at Landlord's election, operate as an assignment to Landlord of any or all such subleases or subtenancies provided, however, that such surrender, cancellation or termination shall not relieve Tenant of any obligation under this Lease.

       20.10 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the term of this Lease, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, the rent and other sums due hereunder shall be payable in an amount equal to one hundred twenty-five percent (125%) of the adjusted annual rental specified in the lease immediately prior to the expiration and at the time specified in this Lease and such month-to-month tenancy shall be subject to every other term, covenant and condition contained in this Lease.

       20.11 SIGNS. Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building. Landlord shall at its sole cost and expense provide signage on the Building directory, in the lobby, on the floor on which the Premises are located, and a door plate for Tenant's entry door.

       20.12 RULES AND REGULATIONS. Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building, and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the building of any rule or regulation.

       20.13 NOTICE. Any notice required to be given under this Lease shall be given in writing and shall be delivered in person or by mail, postage prepaid, and addressed to the following:

                                   If to Landlord:
                                   Robert D. Kaufman and Dale E. Kaufman
                                   P.O. Box 17346
                                   Salt Lake City, Utah 84107

                                   and

                                   Prowswood Management, a division of Prowswood 4885 South 900 East, Suite 101
                                   Salt Lake City, Utah 84117

                                   If to Tenant: (SEND TO BOTH)

                                1) NETWORK COMPUTER INC.
                                   7050 SOUTH 2000 EAST, SUITE 300
                                   SALT LAKE CITY, UTAH 84121

                                2) ATTN: FACILITIES MANAGER
                                   NETWORK COMPUTER INC.
                                   1000 BRIDGE PARKWAY
                                   REDWOOD SHORES, CA 94065


Such notice shall be deemed delivered when actually delivered or upon deposit of the notice in the United States mail.

       20.14. NO PARTNERSHIP. Landlord does not, as a result of entering into this Lease, in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

       20.15 FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section shall not operate to excuse Tenant from prompt payment of rent or any other payments required by the terms of this Lease.

       20.16 TENANT AUTHORIZATION. In the event Tenant is a corporation, then Tenant represents and warrants that this Lease is made and entered into with full and complete authorization and approval of said corporation's board of directors. Further, Tenant represents and warrants that the individual signing and executing this Lease for said corporation is fully authorized and empowered by said corporation to so sign.

       20.17 SPECIAL PROVISIONS. Special Provisions numbered one (1) through N/A are attached hereto and made a part hereof. If none, so state in the following space: NONE.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this lease the date and year first above written.

                                    LANDLORD:

                                    ROBERT D. KAUFMAN


                                    ---------------------------------

                                    DALE E. KAUFMAN


                                    ---------------------------------

                                    TENANT:

                                    NETWORK COMPUTER INC.


                                    ---------------------------------

                                   EXHIBIT "A"
                             DESCRIPTION OF PREMISES

              The premises consist of suite known as 300 of the Willowcreek Medical Building, 7050 South 2000 East; Salt Lake City, Utah, with a combined leased area of 5,147 rentable square feet.

                                   EXHIBIT "B"
                             DESCRIPTION OF BUILDING

              The following described real property situated in the County of Salt Lake, State of Utah, more particularly described as follows:

              Beginning at a point 53 feet West and 22.09 rods South from the Northeast corner of Section 28. Township 2 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 4.25 rods; thence West 211 feet; thence North 10.894 rods; thence East 211 feet to the West boundary line of Highland Drive extended; thence South along the West boundary line of Highland Drive extended
              6.644 rods to the point of beginning.

                              RULES AND REGULATIONS


1. ADVERTISING. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, such Tenant shall refrain from or discontinue such advertising.

2. HALLWAYS AND STAIRWAYS. The sidewalks, passages, elevators, and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress and egress from their respective premises. The halls, passages, entrances, elevators, stairways, balconies, and roof are not for the use of the general public, and Landlord shall in all cases retain the right of control and prevent access thereto of all persons whose presence, in the reasonable judgement of the Landlord, shall be prejudicial to the safety, character, reputation, and interests of the building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenants normally deal in the ordinary course of Tenants' business unless such persons are engaged in illegal activities. No Tenant and no employee of any Tenant shall go upon the roof of the building without the written consent of the Landlord.

3. STEREO SYSTEMS, ETC. No Tenant shall install or operate any stereo, loud speaker system, or similar device in the building in such manner as to disturb or annoy other tenants of the building or the neighborhood. No Tenant shall install any antennae, aerial wires, or the equipment outside the building without the prior written approval of Landlord.

4. WINDOW SHADES. No Tenant will install blinds, shades, awnings, or other form of inside or outside window covering, or window ventilators or similar devices without the prior written consent of Landlord.

5. OBSTRUCTING LIGHT, DAMAGE. The sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into the halls or other places of the building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substance of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. No Tenant shall mark, drive nails, screw or drill into, paint, or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. The expense of any breakage, stoppage, or damage resulting from a violation of this rule by a Tenant shall be borne by such Tenant. Tenants shall be permitted to hang pictures on the walls of Tenant's offices, but it must be done in a workmanlike manner and in such a way as not to damage or deface such walls in an abnormal manner.

6. SIGNS. Except for signs approved by Landlord if provided in this Lease, no sign, advertisement, notice, or other lettering shall be inscribed, painted, exhibited, or affixed on or to any part of the outside or inside of the building.

7. SAFES, MOVING, FURNITURE, ETC. Landlord shall reasonably prescribe the weight, size, and position of all safes and other property brought into the building, and also the times of moving the same in and out of the building, and all such moving must be done under the supervision of Landlord. Landlord will not be responsible for any loss of or damage to any such safe or property from any cause; but all damage done to the building by moving or maintaining any such safe or property shall be repaired at the expense of such Tenant. Nor furniture, package, or merchandise will be received in the building or carried up or down in the elevators, except between such hours, in such elevators, and in such a manner as shall be reasonably designated by landlord.

8. WIRING. Electric wiring of every kind shall be introduced and connected as directed by Landlord and no boring or cutting for wires shall be allowed except with the prior consent of Landlord. The location of telephone, call boxes, and similar equipment shall be subject to approval by Landlord.

9. REQUIREMENTS OF TENANTS. The requirements of Tenants will be attended to only upon application at the office of Landlord. Landlord's employees shall not perform any work nor do anything outside of their regular duties unless under special instruction from the office and shall not admit any persons (Tenants or otherwise) to any office without instruction from the office of Landlord.

10. ACCESS TO BUILDING. Landlord reserves the right to close and keep locked all entrances and exit doors of the building during hours Landlord may deem advisable for the adequate protection of the property. Use of the building and the premises before or after normal business hours or at any time during Saturdays, Sundays, and legal holidays shall be permissive and subject to the rules and regulations Landlord may prescribe. Tenants, Tenant's employees, agents or associates, or other persons entering or leaving the building at any time, when it is so locked, may be required to sign a building register, and the watchman or Landlord's agent in charge shall have the right to refuse admittance to any person into the building without satisfactory identification showing such person's right to access the building at such time. Landlord assumes no responsibility and shall not be liable for any loss or damage resulting from the admission of any authorized or unauthorized person to the building.

11. IMPROPER CONDUCT. Landlord reserves the right to exclude or expel from the building any person, including any Tenant, who in the judgement of Landlord is intoxicated or under the influence of liquor or drugs, or who shall do any act in violation of the rules and regulations of the building.

12. STORAGE. No tenant shall conduct any auction or store goods, wares, or merchandise on the premises. Articles of unreasonable size and weight shall not be permitted in the building.

13. VEHICLES, ANIMALS, REFUSE. Tenants shall not allow anything to be placed on the outside window ledges of the premises or to be thrown out of any outside opening of the building. No bicycles or other vehicles, and no animal shall be brought into the offices, halls, corridors, elevators or any other part of the building by Tenants or the agents, employees or invitees of Tenants, and Tenants shall not place or permit to be placed any obstruction of refuse in any public part of the building.

14. EQUIPMENT DEFECTS. Tenants shall give Landlord prompt notice of any accidents to or defects in the water pipes, electric lights and fixtures, heating apparatus, or any other service equipment.